Exhibit 99.1

Myers Industries Announces 2026 Second Quarter Results

EPS From Continuing Operations of $0.50 and Adjusted EPS of $0.53 Grew 92.3% and 60.6% Year-over-year Respectively

Revenue Grew 9.8% as Focused Transformation Initiatives are Driving Commercial Excellence and Improved Financial Metrics

Operating Income Margin of 17.4% and Adjusted EBITDA Margin of 21.8% Expanded 520 bps and 350 bps Year-over-year Respectively

Free Cash Flow of $26.5 Million, up 10.5% vs First Quarter

Capital Investment in Europe Reinforces Myers’ Commitment to Protect our Troops and Positions the Company for Military Product-Line Growth

July 30, 2026, Akron, Ohio - Myers Industries Inc. (NYSE: MYE), a leading manufacturer of Products that Protect™, today announced results for the second quarter ended June 30, 2026.

Myers Industries President and CEO Aaron Schapper commented, “Our second quarter results reflect continued execution against our Focused Transformation initiatives and the disciplined actions we have taken to improve the quality of the business. We posted outstanding revenue growth, expanded profitability, generated strong cash flow, and remain focused on serving our customers. The results we have achieved through the first half of 2026, combined with our simplified portfolio, operational improvements and growth investments, position us to sustain our momentum and strengthen our confidence to continue delivering consistent financial performance and long-term value for our shareholders.”

Second Quarter 2026 Financial Summary

	Quarter Ended June 30,
(Dollars in thousands, except per share data)	2026	2025	% Inc (Dec)
Net sales	$179,202	$163,232	9.8%
Gross profit	$61,463	$51,053	20.4%
Gross margin	34.3%	31.3%	+300 bps
Operating income	$31,172	$19,839	57.1%
Operating income margin	17.4%	12.2%	+520 bps
Income from continuing operations	$18,749	$9,617	95.0%
Income per diluted share from continuing operations	$0.50	$0.26	92.3%

Adjusted operating income	$29,993	$20,539	46.0%
Adjusted operating income margin	16.7%	12.6%	+410 bps
Adjusted income from continuing operations	$20,108	$12,189	65.0%
Adjusted income per diluted share from continuing operations	$0.53	$0.33	60.6%
Adjusted EBITDA	$39,057	$29,914	30.6%
Adjusted EBITDA margin	21.8%	18.3%	+350 bps

Revenue by end market	Quarter Ended June 30,
	2026	2025	% Inc (Dec)
Industrial	66,295	65,311	2%
Infrastructure	48,589	32,018	52%
Consumer	22,504	26,121	(14%)
Food & Beverage	21,309	14,359	48%
Vehicle	20,505	25,423	(19%)

•
Net sales increased 13% excluding the impact from our decision to exit approximately $5 million low-margin products with the idling of two rotational molding facilities in the fourth quarter of 2025. Infrastructure grew 52% and Food & Beverage grew 48%, offset by soft Vehicle and Consumer demand, down 19% and 14%, respectively.
•
Gross profit and Operating income increased due to improved volume and mix, price, and lower manufacturing costs from our Focused Transformation program, which collectively more than offset higher material costs.

Balance Sheet & Cash Flow

•
Total liquidity was $292.3 million, including $244.7 million of availability under the revolving credit facility and $47.6 million in cash on hand.
o
On July 28, 2026, the company amended its credit agreement to refinance its existing credit facilities with a new $250 million Revolving Credit Facility and a new $250 million Term Loan. Maturity date of the revolver and the new Term Loan extended from 2027 and 2029 respectively, to 2031.
•
Cash flow from operations was $32.1 million, free cash flow was $26.5 million, and capital expenditures were $5.6 million.
•
Net debt as defined by the credit agreement was reduced by $21.2 million while the net leverage ratio improved to 1.9x from 2.2x in the previous quarter.

2026 End Market Outlook

The following table presents the Company’s current 2026 outlook for each of its end markets.

End Markets (% of TTM Sales as of June 30, 2026)	2026 Outlook*
Industrial (40% of sales) Akro-Mils®, Buckhorn® & Jamco® containers, organizational bins, totes, carts and cabinets; Scepter® military ammunition containers; OEM parts for general industrial equipment	Moderate growth
Infrastructure (23% of sales) Signature Systems® ground protection matting for construction, industrial sites, and event venues	Strong growth
Vehicle (13% of sales) RV, marine, and automotive components	Stable
Consumer (12% of sales) Scepter® fuel containers; outdoor furniture and equipment	Stable, affected by normal level of storm response
Food & Beverage (12% of sales) Buckhorn® seed boxes, intermediate bulk containers, and Tuff Series bulk containers for agricultural and chemical customers	Moderate growth

*Excludes impact from exiting low-margin products and idling two rotational molding facilities in Q4 2025

Conference Call Details

The Company will host an earnings conference call and webcast for investors and analysts on Thursday, July 30, 2026, at 10:00 a.m. ET. The call is anticipated to last one hour and may be accessed via live webcast or a replay, by visiting the Company's website www.myersindustries.com and clicking on the Investor Relations tab. An archived replay of the call will also be available shortly after the event.

Use of Non-GAAP Financial Measures

The Company uses certain non-GAAP measures in this release. Adjusted gross profit, adjusted gross margin, adjusted operating income (loss), adjusted operating income margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin, adjusted net income, adjusted earnings per diluted share (adjusted EPS), and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

About Myers Industries

Myers Industries Inc., based in Akron, Ohio, is a leading manufacturer of sustainable plastic and metal Products that Protect™ for Consumer, Vehicle, Food & Beverage, Industrial, and Infrastructure end markets. Myers Industries has a rich history that is built on strong brands and innovative products. Through years of continuous product development and strategic acquisitions, we have established ourselves as a leading diversified industrial company. We provide critical solutions to our customers, delivering exceptional value. Visit www.myersindustries.com to learn more.

Caution on Forward-Looking Statements

Statements in this release include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or variations of these words, or similar expressions. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements.

Specific factors that could cause such a difference on our business, financial position, results of operations and/or liquidity include, without limitation, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world, including the impacts of U.S. and foreign tariff policies; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; unforeseen events, including natural disasters, unusual or severe weather events and patterns, public health crises, geopolitical crises, and other catastrophic events; our ability to successfully execute our announced intended divestiture of the Myers Tire Supply business; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including without limitation, the risk factors disclosed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Given these factors, as well as other variables that may affect our operating results, readers should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company expressly disclaims any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.

Contact: Meghan Beringer, Senior Director Investor Relations, 252-536-5651

M-INV

Source: Myers Industries, Inc.

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars in thousands, except share and per share data)

	Quarter Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net sales	$179,202	$163,232	$343,782	$324,899
Cost of sales	117,739	112,179	225,774	223,627
Gross profit	61,463	51,053	118,008	101,272
Selling, general and administrative expenses	26,557	27,353	54,552	56,638
Depreciation and amortization	3,658	3,756	7,356	7,508
(Gain) loss on disposal of fixed assets	76	105	76	86
Operating income (loss)	31,172	19,839	56,024	37,040
Interest expense, net	6,267	7,364	12,959	14,750
Income (loss) from continuing operations before income taxes	24,905	12,475	43,065	22,290
Income tax expense (benefit)	6,156	2,858	10,517	5,485
Income (loss) from continuing operations	18,749	9,617	32,548	16,805
Income (loss) from discontinued operations, net of income tax	1,283	88	(14,344)	(295)
Net income (loss)	$20,032	$9,705	$18,204	$16,510
Income (loss) per common share from continuing operations:
Basic	$0.50	$0.26	$0.87	$0.45
Diluted	$0.50	$0.26	$0.86	$0.45
Income (loss) per common share from discontinued operations:
Basic	$0.03	$—	$(0.38)	$(0.01)
Diluted	$0.03	$—	$(0.38)	$(0.01)
Net income (loss) per common share:
Basic	$0.53	$0.26	$0.49	$0.44
Diluted	$0.53	$0.26	$0.48	$0.44
Weighted average common shares outstanding:
Basic	37,551,351	37,391,097	37,480,205	37,345,032
Diluted	37,791,663	37,412,937	37,742,984	37,429,514

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)

(Dollars in thousands)

	June 30, 2026	December 31, 2025
Assets
Current Assets
Cash	$47,635	$40,514
Trade accounts receivable, net	108,713	95,435
Other accounts receivable, net	7,113	12,195
Inventories, net	77,018	67,559
Other current assets	4,651	9,816
Assets held for sale - current	68,415	55,940
Total Current Assets	313,545	281,459
Property, plant, & equipment, net	123,375	127,943
Right of use asset - operating leases	19,311	22,199
Goodwill and intangible assets, net	380,441	387,343
Other assets	8,368	8,230
Assets held for sale	—	25,402
Total Assets	$845,040	$852,576
Liabilities & Shareholders' Equity
Current Liabilities
Accounts payable	$76,211	$51,270
Accrued expenses	46,906	49,722
Operating lease liability - short-term	5,980	5,974
Finance lease liability - short-term	667	645
Long-term debt - current portion	39,479	34,601
Liabilities held for sale - current	25,716	26,801
Total Current Liabilities	194,959	169,013
Long-term debt	272,402	311,210
Operating lease liability - long-term	13,374	16,130
Finance lease liability - long-term	7,007	7,349
Other liabilities	12,349	14,916
Deferred income taxes	38,581	37,727
Liabilities held for sale	—	2,005
Total Shareholders' Equity	306,368	294,226
Total Liabilities & Shareholders' Equity	$845,040	$852,576

MYERS INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash Flows From Operating Activities
Net income (loss)	$20,032	$9,705	$18,204	$16,510
Income (loss) from discontinued operations, net of income taxes	1,283	88	(14,344)	(295)
Income (loss) from continuing operations	18,749	9,617	32,548	16,805
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by (used for) operating activities
Depreciation and amortization	9,064	9,375	18,229	18,565
Amortization of deferred financing costs	642	540	1,306	1,080
Non-cash stock-based compensation expense	1,683	571	2,921	1,548
(Gain) loss on disposal of fixed assets	76	105	76	86
Other	(227)	(276)	(2,734)	288
Cash flows provided by (used for) working capital
Accounts receivable - trade and other, net	59	25,521	(8,500)	4,787
Inventories	(11,816)	3,977	(9,744)	(2,577)
Prepaid expenses and other current assets	375	(5,376)	1,362	(4,943)
Accounts payable and accrued expenses	13,466	(16,416)	23,327	2,275
Net cash provided by (used for) operating activities - continuing operations	32,071	27,638	58,791	37,914
Net cash provided by (used for) operating activities - discontinued operations, net	1,470	673	954	528
Net cash provided by (used for) operating activities	33,541	28,311	59,745	38,442
Cash Flows From Investing Activities
Capital expenditures	(5,606)	(3,561)	(8,380)	(11,609)
Proceeds from sale of property, plant, and equipment	1,180	85	1,595	161
Net cash provided by (used for) investing activities - continuing operations	(4,426)	(3,476)	(6,785)	(11,448)
Net cash provided by (used for) investing activities - discontinued operations, net	(116)	(46)	(329)	(81)
Net cash provided by (used for) investing activities	(4,542)	(3,522)	(7,114)	(11,529)
Cash Flows From Financing Activities
Net borrowings (repayments) on revolving credit facility	—	(8,000)	—	5,000
Repayments of Term Loan A	(20,000)	(5,000)	(35,000)	(10,000)
Payments on finance lease	(161)	(155)	(321)	(309)
Cash dividends paid	(5,192)	(5,066)	(10,339)	(10,383)
Proceeds from issuance of common stock	329	278	621	573
Shares withheld for employee taxes on equity awards	(63)	(57)	(739)	(885)
Repurchase of common stock	—	(507)	—	(1,515)
Net cash provided by (used for) financing activities - continuing operations	(25,087)	(18,507)	(45,778)	(17,519)
Net cash provided by (used for) financing activities - discontinued operations, net	—	—	—	—
Net cash provided by (used for) financing activities	(25,087)	(18,507)	(45,778)	(17,519)
Foreign exchange rate effect on cash	485	(294)	893	(326)
Net increase (decrease) in cash - continuing operations	3,043	5,361	7,121	8,621
Beginning Cash	44,592	31,886	40,514	28,626
Ending Cash	$47,635	$37,247	$47,635	$37,247

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED GROSS PROFIT, ADJUSTED OPERATING INCOME, ADJUSTED EBITDA AND FREE CASH FLOW (UNAUDITED)

(Dollars in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted gross profit reconciliation:
Gross profit	$61,463	$51,053	$118,008	$101,272
Restructuring expenses and other adjustments	626	388	1,262	496
Adjusted gross profit	$62,089	$51,441	$119,270	$101,768

Adjusted operating income (loss) reconciliation:
Operating income (loss)	$31,172	$19,839	$56,024	$37,040
Restructuring expenses and other adjustments	858	2,290	1,511	3,507
Acquisition non-income tax reserve release	(2,037)	—	(2,037)	—
Pension termination	—	1,585	—	1,585
Recovery of purchased credit deteriorated assets	—	(3,175)	—	(3,175)
Environmental reserves, net	—	—	400	—
Adjusted operating income (loss)	$29,993	$20,539	$55,898	$38,957

Adjusted EBITDA reconciliation:
Income (loss) from continuing operations	$18,749	$9,617	$32,548	$16,805
Income tax expense (benefit)	6,156	2,858	10,517	5,485
Interest expense, net	6,267	7,364	12,959	14,750
Operating income (loss)	31,172	19,839	56,024	37,040
Depreciation and amortization	9,064	9,375	18,229	18,565
Restructuring expenses and other adjustments	858	2,290	1,511	3,507
Acquisition non-income tax reserve release	(2,037)	—	(2,037)	—
Pension termination	—	1,585	—	1,585
Recovery of purchased credit deteriorated assets	—	(3,175)	—	(3,175)
Environmental reserves, net	—	—	400	—
Adjusted EBITDA	$39,057	$29,914	$74,127	$57,522

Free cash flow reconciliation:
Net cash provided by (used for) operating activities - continuing operations	$32,071	$27,638	$58,791	$37,914
Capital expenditures	(5,606)	(3,561)	(8,380)	(11,609)
Free cash flow	$26,465	$24,077	$50,411	$26,305

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS AND ADJUSTED INCOME (LOSS) PER DILUTED SHARE FROM CONTINUING OPERATIONS (UNAUDITED)

(Dollars in thousands, except per share data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted income (loss) from continuing operations reconciliation:
Income (loss) from continuing operations	$18,749	$9,617	$32,548	$16,805
Income tax expense (benefit)	6,156	2,858	10,517	5,485
Income (loss) before income taxes	24,905	12,475	43,065	22,290
Restructuring expenses and other adjustments	858	2,290	1,511	3,507
Acquisition non-income tax reserve release	(2,037)	—	(2,037)	—
Pension termination	—	1,585	—	1,585
Recovery of purchased credit deteriorated assets	—	(3,175)	—	(3,175)
Intangible amortization	3,265	3,296	6,530	6,592
Environmental reserves, net	—	—	400	—
Adjusted income (loss) before income taxes	26,991	16,471	49,469	30,799
Income tax expense, as adjusted (1)	(6,883)	(4,282)	(12,615)	(8,007)
Adjusted income (loss) from continuing operations	$20,108	$12,189	$36,854	$22,792

Adjusted income (loss) per diluted share from continuing operations reconciliation:
Income (loss) per diluted share from continuing operations	$0.50	$0.26	$0.86	$0.45
Restructuring expenses and other adjustments	0.02	0.06	0.04	0.09
Acquisition non-income tax reserve release	(0.05)	—	(0.05)	—
Pension termination	—	0.04	—	0.04
Recovery of purchased credit deteriorated assets	—	(0.08)	—	(0.08)
Intangible amortization	0.09	0.09	0.17	0.18
Environmental reserves, net	—	—	0.01	—
Adjusted effective income tax rate impact	(0.02)	(0.04)	(0.06)	(0.07)
Adjusted income (loss) per diluted share from continuing operations (2)	$0.53	$0.33	$0.98	$0.61

Items in this table may not recalculate due to rounding
(1) Income taxes are calculated using the normalized effective tax rate for each period. The rate used in 2026 is 25.5% and in 2025 is 26.0%.
(2) Adjusted income (loss) per diluted share from continuing operations is calculated using the weighted average common shares outstanding for the respective period.